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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 23, 2007


                        FIRST NATIONAL MASTER NOTE TRUST
                           FIRST NATIONAL FUNDING LLC
                          FIRST NATIONAL BANK OF OMAHA
                          ----------------------------
        (Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)


                                                            02-0598125
        Nebraska                  333-140273        (First National Funding LLC)
------------------------        --------------      ----------------------------
(State of Incorporation)         (Commission              (IRS Employer
                                 File Number)           Identification No.)

    1620 Dodge Street Stop Code 3395
    Omaha, Nebraska                                            68197
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)


                                 (402) 341-0500
                       -----------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                       -----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))


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Item 8.01.  Other Events.

         The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Series 2007-1, Class A Asset Backed Notes, Series 2007-1, Class B Asset Backed Notes and Series 2007-1, Class C Asset Backed Notes (collectively, the "Notes") by First National Master Note Trust, described in the Prospectus dated April 13, 2007 and the Prospectus Supplement dated April 18, 2007.

Item 9.01.  Financial Statements and Exhibits.

       (a)   Not applicable.
       (b)   Not applicable.
       (c)   Not applicable
       (d)   Exhibits

EXHIBIT NO.      DOCUMENT DESCRIPTION

5.1              Opinion of Kutak Rock LLP regarding the legality of the Notes

8.1              Opinion of Kutak Rock LLP regarding certain tax matters

23.1             Consent of Kutak Rock LLP (included in Exhibits 5.1 and 8.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 23, 2007                   FIRST NATIONAL FUNDING LLC, as Depositor

                                        By:  First National Funding Corporation,
                                             Managing Member


                                        By   /s/ Karlyn M. Knieriem
                                             -----------------------------------
                                             Karlyn M. Knieriem,
                                             Senior Vice President